Exhibit 10.2

VOTING AGREEMENT

THIS VOTING AGREEMENT, dated and effective February 5, 2025 (this “Agreement”), is made by and among Blair Jordan, an individual (“Jordan”); Dr. James Woody, an individual (the “Securityholder”); and 180 Life Sciences Corp. (the “Company”).

RECITALS

WHEREAS, the Securityholder is being issued 43,166 shares of the common stock of the Company (the “Shares”); and

WHEREAS, the Securityholder desires to enter into this Agreement to provide Jordan, the interim Chief Executive Officer of the Company, voting rights to the Shares, for the benefit of the Company, on the terms and pursuant to the conditions set forth below.

Accordingly, in consideration of the mutual representations, warranties, covenants and agreements set forth herein, for $10, the receipt and sufficiency of which Securityholder acknowledges from the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, agree as follows:

ARTICLE I.
SHARES; AGREEMENT TO VOTE AND VOTING PROXY

1.1. The Shares. Any interest or other voting securities, or the voting rights relating thereto, of the Company, that may be owned, held or subsequently acquired in any manner, legally or beneficially, directly or indirectly, of record or otherwise, by the Securityholder, other than the Shares, at any time during the term of this Agreement; shall be included within the term “Shares” as used herein and shall be subject to the terms of this Agreement.

1.2. During the Term of this Agreement, Securityholder agrees to vote all Shares, in such manner as may be necessary to approve all proposals sought to be approved at any meeting of the stockholders of the Company, which are approved by the Board of Directors, and recommended to be approved by at least a majority of the members of the Board of Directors of the Company.

1.3. The voting requirements set forth in Section 1.2 shall be defined herein as the “Voting Requirements”.

1.4. Irrevocable Proxy and Power of Attorney.

1.4.1 Securityholder, by his entry into this Agreement, hereby constitutes and appoints Jordan, with the power to act alone and with full power of substitution, during and for the Term, for the benefit of the Company, as Securityholder’s true and lawful attorney and irrevocable proxy, for and in the Securityholder’s name, place and stead, to vote or act by written consent with respect to the Shares owned or held by Securityholder as Securityholder’s proxy, solely in connection with the Voting Requirements, and to execute all appropriate instruments consistent with this Agreement on behalf of Securityholder, in all proceedings in which the vote or written consent of the Securityholder may be required or authorized by law during the Term (including, but not limited to actual meetings of the stockholders of the Company and written consents to action) regardless of whether such Securityholder actually attends any applicable meeting or signs any applicable consent, or not (the “Proxy”). Without limiting the foregoing, Securityholder shall deliver to Jordan a duly executed Irrevocable Voting Proxy in the form of Exhibit A hereto, which shall be irrevocable to the fullest extent permissible by law, in the form attached hereto simultaneously with the execution hereof.

Voting Agreement

1.4.2 The proxy and power granted by Securityholder pursuant to this Section are coupled with an interest.

1.5. Termination. The provisions of this Agreement shall terminate automatically upon the earlier of (a) February 5, 2026, (b) the date that Securityholder has sold all of his shares after August 5, 2025, and (c) the date that the Company has provided written notice to Securityholder of the termination of this Agreement (the “Term”).

1.6. Reservation of Rights. All other rights and privileges of ownership of the Shares shall be reserved to and retained by the Securityholder, except to the extent expressly set forth herein.

ARTICLE II.
TRANSFERS

2.1. General Restrictions. Until August 5, 2025, Securityholder agrees that during the Term, Securityholder shall not, and shall not permit anyone else to, (i) sell, transfer, encumber, pledge, assign or otherwise dispose of any of the Shares, (ii) deposit the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares or grant any proxy or power of attorney with respect thereto, or (iii) enter into any contract, option or other legally binding undertaking providing for any transaction provided in (i) or (ii) hereof (each a “Transfer”), without the prior written consent of the Company. Any Transfer not in accordance with this Section 2.1 shall be deemed to constitute a Transfer by Securityholder in violation of this Agreement, shall be void ab initio, and the Company shall not recognize any such Transfer.

ARTICLE III.
GENERAL PROVISIONS

3.1. Entire Agreement. This Agreement (including the exhibits and schedules hereto and thereto) contains all of the terms, conditions and representations and warranties agreed to by the parties relating to the subject matter of this Agreement and supersedes all prior or contemporaneous agreements, negotiations, correspondence, undertakings, understandings, representations and warranties, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement. No representation, warranty, inducement, promise, understanding or condition not set forth in this Agreement has been made or relied upon by any of the parties to this Agreement.

3.2. Governing Law. This Agreement and any claim, controversy or dispute arising under or related thereto, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties, whether arising in law or in equity, in contract, tort or otherwise, shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware without regard to its rules regarding conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

3.3. Counterparts. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party, each other party shall re-execute the original form of this Agreement and deliver such form to all other parties. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Signature page follows.]

Voting Agreement

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties to this Agreement as of the date first written above.

“Jordan”

/s/ Blair Jordan
Blair Jordan

“Securityholder”

/s/ James N. Woody
Dr. James Woody

“Company”

180 Life Sciences, Inc.

/s/ Blair Jordan
Blair Jordan
Interim Chief Executive Officer

Voting Agreement

EXHIBIT A

IRREVOCABLE VOTING PROXY

Dr. James Woody, an individual (“Securityholder”), who beneficially owns 43,166 shares of the common stock of 180 Life Sciences Corp., a Delaware corporation (the “Company” and the “Shares”, which term shall include such other shares as it may come to own or have voting control over, as described in greater detail in the Voting Agreement, dated February 5, 2025, to which this Irrevocable Voting Proxy is attached to as Exhibit A)(the “Agreement”), of the Company as of the date hereof, hereby appoints Blair Jordan, an individual, as his proxy (the “Proxy”), with the power to act alone and with full power of substitution, during and for the Term, as Securityholder’s true and lawful attorney and irrevocable proxy, for and in the Securityholder’s name, place and stead, to vote or act by written consent with respect to the Shares owned or held by Securityholder as Securityholder’s proxy, and to execute all appropriate instruments consistent with this Irrevocable Voting Proxy on behalf of Securityholder, in all proceedings in which the vote or written consent of the stockholders may be required or authorized by law during the Term (including, but not limited to actual meetings of the stockholders of the Company and written consents to action) regardless of whether Securityholder actually attends any applicable meeting or signs any applicable consent, or not, as if the undersigned were present and voting such Shares, in connection with the Voting Requirements (as defined in the Agreement).

Upon Securityholder’s execution of this Irrevocable Voting Proxy, any and all prior proxies (other than this Irrevocable Voting Proxy) given by Securityholder with respect to the subject matter contemplated by this Irrevocable Voting Proxy are hereby revoked with respect to such subject matter and Securityholder agrees not to grant any subsequent proxies with respect to such subject matter or enter into any agreement or understanding with any person to vote or give instructions with respect to such subject matter in any manner inconsistent with the terms of this Irrevocable Voting Proxy until after the expiration of the Term (as defined below).

The Proxy named above, and his assigns, are hereby authorized and empowered by Securityholder, at any time prior to the end of the Term, to act as Securityholder’s attorney and proxy to vote the Shares, and to exercise all voting and other rights of Securityholder with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to the Delaware General Corporation Law (or such law applicable to the Company’s then jurisdiction of organization)), at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting. The undersigned hereby affirms that this Irrevocable Voting Proxy, which shall be irrevocable to the fullest extent permissible by law, is coupled with an interest and ratifies and confirms all that the Proxy may lawfully do or cause to be done by virtue hereof. This Irrevocable Voting Proxy shall terminate at the end of the Term of the Agreement.

All authority herein conferred shall be binding upon the heirs, representatives, successors and assigns of Securityholder. Executed this 5th day of February 2025.

“Securityholder”

/s/ James N. Woody
Dr. James Woody